CONSENT, WAIVER AND AMENDING AGREEMENT



         THIS CONSENT, WAIVER AND AMENDING AGREEMENT, dated December 22, 2000, by and among KEYSPAN ENERGY DEVELOPMENT CO. (the "Borrower"), BANK OF MONTREAL as agent (the "Agent") for the lenders from time to time party to the Credit Agreement described below, including Bank of Montreal (collectively, the "Lenders").

                                    RECITALS
                                    --------

A. The Borrower, the Lenders, and Agent are parties to a Credit Agreement dated as of October 13, 2000 (the "Credit Agreement") pursuant to which the Lenders have extended certain credit facilities to the Borrower.

B. The Borrower has notified the Agent and the Lenders of the inter-corporate transactions described in Schedule "A" hereto (the "Transactions"). The Borrower has requested that, to the extent the Lenders' consent or waiver is required, the Lenders consent to the Transactions and waive any of the provisions (the "Restrictive Provisions") of the Credit Agreement that may limit, restrict or prohibit the Borrower from carrying out or participating in the Transactions.

C. The Lenders have agreed to consent to the Transactions and waive the Restrictive Provisions, and have further agreed to amend the Credit Agreement as hereinafter set forth.

D. Each of the Guaranteeing Subsidiaries has agreed to consent to the amendments, consents and waivers effected hereby by concurrently herewith executing and delivering confirmations of the Subsidiary Guarantees (collectively, the "Subsidiary Confirmations").

E. To give effect to the Transactions, the Loan Parties and Solex, or some of them, will enter into a Partnership Interest Purchase and Sale Agreement, a Partnership Amending Agreement and an Assumption Agreement (with KeySpan Luxembourg S.a.R.L.) (collectively, the "Transaction Documents").

         NOW, THEREFORE, for the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.      Defined Terms.
        -------------

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

2.      Consent and Waiver.
        ------------------

         To the extent required by the terms of any of the Loan Documents, the Lenders and Agent hereby consent to the Transactions and waive any provisions of any Loan Document that may limit, restrict or prohibit the Borrower or any Guaranteeing Subsidiary from carrying out or participating in the Transactions, including without limitation the Restrictive Provisions.

3.      Amendments to Credit Agreement.
        ------------------------------

         The Credit Agreement is amended as of the date first above written as follows:

(a) The definition of "Funded Debt" in Section 1.1 is amended by adding after the reference to "KS Subordination" the words "or the KLUX Subordination", and by adding at the end of the definition, after the reference to "Intercorporate Debt", the words "that is the subject of such subordination agreements".

(b) The definition of "Guaranteeing Subsidiary" in Section 1.1 is amended by adding after the reference to "GMSFL" the words "Solex Production Ltd.,".

(c) The definition of "Intercorporate Debt" in Section 1.1 is amended by deleting the same and substituting the following:

         "Intercorporate Debt" means Indebtedness of the Borrower or any Guaranteeing Subsidiary to Nicodama Beheer V B.V. or KS Luxembourg S.A.R.L. which has been subordinated pursuant to the KS Subordination or the KLUX Subordination (i) in the case of the Borrower, to the Outstandings, and (ii) in the case of any such Guaranteeing Subsidiary, to all Indebtedness of it to the Agent or the Lenders pursuant to any Loan Document;

(d)  The following definition is added to Section 1.1:

         "KLUX Subordination" means the subordination agreement dated December 22, 2000 entered into among the Agent (on behalf of the Lenders), the Borrower, Keyspan Luxembourg S.A.R.L. and the Guaranteeing Subsidiaries in relation, inter alia, to the subordination of Intercorporate Debt of any Loan Party to Keyspan Luxembourg S.A.R.L.;

(e) The definition of "Partnership" in Section 1.1 is amended by adding after the reference to "Borrower" the words ", Solex Production Ltd.,".

(f) The definition of "Subsidiary" in Section 1.1 is amended by adding after the reference to "GMSL," the words ", Solex Production Ltd.,".

(g) The definition of "Subsidiary Guarantee" in Section 1.1 is amended by adding after the reference to "GMSL" the words ", Solex Production Ltd.".

(h) Section 2.1(ad) is amended by deleting the reference to "GMFSC" and replacing it with "GMSFL and GMSL", and after the reference to "Effective Date," adding the words "and the Subsidiary Guarantee executed by Solex Production Ltd. as of December 22, 2000,".

4.      Representations and Warranties.
        ------------------------------

         The Borrower represents and warrants to the Agent and each of the Lenders (all of which representations and warranties the Borrower hereby acknowledges are being relied upon by the Lenders and the Agent in entering into this Agreement) that:

(a) the execution, delivery and performance by each Loan Party of the Transaction Documents, this Agreement, the Security executed and delivered concurrently herewith by Solex Production Ltd., the KLUX Subordination and the Subsidiary Confirmations (collectively, the "Amending Documents") have been duly authorized by all necessary corporate action, and that the Credit Agreement, as amended by this Agreement, and each of the other Amending Documents constitutes the legal, valid and binding obligations of each Loan Party party thereto enforceable against it in accordance with its respective terms except as enforceability may be limited by general principles of equity and by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditor rights' generally;

(b) the execution, delivery and performance by each Loan Party of each of the Amending Agreements to which it is a party will not:

     (i) violate any provision of Applicable Law (including financial assistance provisions), its articles or by-laws, the Partnership Agreement or any resolutions passed by the directors, shareholders or (in the case of the Partnership) partners of such Loan Party; or

     (ii) result in a breach of or constitute a default or require any consent under, or result in the creation of any Security Interest (other than Permitted Encumbrances) upon any of its property or assets, and the execution, delivery and performance by each Loan Party of each of the Amending Documents to which it is a party and the validity and enforceability thereof does not require any Governmental Authorization (other than filings necessary to perfect the Security and such Governmental Authorizations which have been obtained) and does not and will not contravene any provision of any Governmental Authorization applicable to such Loan Party or any of its assets, properties or interests;

(c) the Transactions will not result in any material adverse tax consequences to any of the Loan Parties and if, for any reason, the Transactions were required to be reversed by any applicable tax authorities having jurisdiction and authority in that regard, such reversal would not reasonably be expected to have any adverse tax consequence to any Loan Party;

(d) as of the date hereof, the outstanding Syndicated Indebtedness is Cdn. $198,022,000 and the outstanding Indebtedness on account of Intercorporate Debt is Cdn. $208,968,000.

(e) as of the date hereof, Schedule "B" hereto accurately sets forth the corporate structure of the Borrower, its shareholders and its Subsidiaries;

(f) The Transactions do not, when taken together with the Amending Documents and the Transaction Documents:

     (i) effect any material adverse change to any of the assets or liabilities of any Loan Party from those in existence prior to any of the Transactions;

     (ii) effect any material change to the ability of any Transaction Party to perform its obligations under the Loan Documents; or

     (iii) affect the legality, validity or enforceability of the Security,

and, save and except as amended hereby or as provided for above in this Section 4, the Borrower hereby repeats each of the representations and warranties set forth in Section 2.1 of the Credit Agreement (and including Solex Production Ltd. as a Guaranteeing Subsidiary) and confirms that the same are true and correct as of the date hereof.

5.      Miscellaneous.
        -------------

(a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Agreement.

(b) This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns.

(c) This Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and of Canada applicable therein.

(d) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission.

(e) For the purposes of the Credit Agreement, this agreement shall constitute a Loan Document.


                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                          KEYSPAN ENERGY DEVELOPMENT CO.


                                            Per: /s/_________________________

                                            Per: /s/_________________________


                                          BANK OF MONTREAL, as Agent


                                            Per: /s/__________________________

                                            Per: /s/__________________________



                                          BANK OF MONTREAL, as Lender

                                            Per: /s/___________________________

                                            Per: /s/___________________________

                                  Schedule "A"

                               TRANSACTION SUMMARY

--------------------------------------------------------------------------------
Transaction Steps


--------------------------------------------------------------------------------
1. Solex Production Ltd. ("SPL") loans $9 mm to KeySpan Energy Development Co. ("KEDC (NS)") in exchange for $9 mm KEDC (NS) note .

--------------------------------------------------------------------------------
2. KEDC (NS) pays interest of $9.1 mm to KeySpan Energy Development Corporation ("KEDC (US)") on $100 mm note owed to KEDC (US) by KEDC (NS) (the "KEDC Note"), remitting 10 percent of payment to the Canada Customs and Revenue Agency ("CCRA").

--------------------------------------------------------------------------------
3. KEDC (NS) and KEDC (US) renegotiate to increase interest rate on KEDC Note to
8.5 percent.

--------------------------------------------------------------------------------
4. KEDC (US) contributes the issued and outstanding common shares of SPL ("SPL Shares") having a fair market value $29,410,675 to KeySpan Energy CI Midstream Ltd. ("KS Caymans") for shares of KS Caymans.

--------------------------------------------------------------------------------
5.  KEDC (US) contributes the KEDC Note to KS Caymans for shares of KS Caymans.

--------------------------------------------------------------------------------
6. KS Caymans transfers the SPL Shares to KeySpan Luxembourg S.A.R.L ("KS Luxembourg") for equity PEC's of $29,410,675 having an interest rate of 8.5 percent.


--------------------------------------------------------------------------------
7. KS Caymans transfers the KEDC Note to KS Luxembourg for equity PEC's at an interest of 8.25%.


--------------------------------------------------------------------------------
8. KS Luxembourg transfers the SPL Shares to KEDC (NS) for preferred shares of KEDC (NS).

--------------------------------------------------------------------------------
9. KS Luxembourg transfers the KEDC Note to SPL for a $100 mm note bearing interest at rate of 8.375% (the "SPL Note").

--------------------------------------------------------------------------------
10. SPL acquires a 31.53% interest in KeySpan Energy Canada Partnership ("KECP") from KEDC (NS) in exchange for cancellation of the KEDC Note, the $25 mm note dated October 12, 2000 and the $9 mm note owed by KEDC (NS) to SPL.

--------------------------------------------------------------------------------
11. KEDC (NS) assumes liability for SPL Note in exchange for 1,000,000 SPL First Preferred Shares having a fair market value equal to $100 mm.

--------------------------------------------------------------------------------
12. KEDC (NS) contributes the $91 mm loan previously made by KEDC (NS)to KECP as capital contribution to KECP (to maintain percentage interest in KECP).

--------------------------------------------------------------------------------


                                  Schedule "B"
                             CORPORATE ORGANIZATION
                             ----------------------
                KeySpanLuxembourg S.a.R.L.
                --------------------------
                |                 |
                |                 |
588 Preferred   |                 |
Shares          |              Nicodama Beheer V.B.V.
                |                   (Netherlands)
                |                   -------------
                |                 |
                |                 | 77 Common Shares
                |                 |
             KeySpan Energy Development Co. (ULC-NS)---------------------------------------
             ---------------------------------------                                       |
                |               |       |       |                                          |
                |               |       |       | 100%                                     |
                |  100%         |       |       |                                          |
                |               |  100% |       KeySpan Energy Facilities Limited          |
                |               |       |       ---------------------------------          |
                |               |       |                                                  |     100%
        TNG Liquids Ltd.        |       |                                                  |
        ----------------        |       |                                                  |
                                |       |                                                  |
                                |       |                                                  |
                        68.46%  |       |                                                  |
                                |       |                                                  |
                                |       KeySpan Energy Canada                              |
                                |       ---------------------                              |
                                |               |                                          |
                                |               |                                    Solex Production Ltd
                                |               |                                    --------------------
                                |               | 0.01%                                    |
                                |               |                                    31.53%|
                             KeySpan Energy Canada Partnership-----------------------------
                             ---------------------------------

